EXHIBIT 32
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                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


            The undersigned, Ronald J. Mittelstaedt and Worthing F. Jackman, being the duly elected and acting Chief Executive Officer and Chief Financial Officer, respectively, of Waste Connections, Inc., a Delaware corporation (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The quarterly report of the Company on Form 10-Q for the quarter ended September 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            (2) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:       October 22, 2004             By:  /s/ Ronald J. Mittelstaedt
                                              ----------------------------------
                                              Ronald J. Mittelstaedt,
                                              Chief Executive Officer

Date:       October 22, 2004             By:  /s/ Worthing F. Jackman
                                              ----------------------------------
                                              Worthing F. Jackman,
                                              Executive Vice President and Chief
                                              Financial Officer



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Waste Connections, Inc. and will be retained by Waste Connections, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.